UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 25, 2012

General Electric Company

(Exact name of registrant as specified in its charter)

New York	001-00035	14-0689340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3135 Easton Turnpike, Fairfield, Connecticut (Address of principal executive offices)		06828-0001 (Zip Code)

Registrant’s telephone number, including area code (203) 373-2211

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On April 25, 2012, the shareowners of General Electric Company (the “Company”) approved an amendment to the GE 2007 Long-Term Incentive Plan (the “Plan”) at the annual meeting of shareowners, which (1) authorizes an additional 425 million shares for issuance under the Plan; (2) increases the underlying limit on the number of shares available for incentive stock options (by the same 425 million); (3) decreases the underlying limit on the number of shares available for awards other than stock options and stock appreciation rights from 250 million to 230 million, such that the overall limit on awards other than stock options and stock appreciation rights represent 25% of the total authorized share reserve under the Plan; (4) explicitly prohibits paying dividends or dividend equivalents on stock options and stock appreciation rights; and (5) updates outdated accounting standards references. The material terms of the Plan are summarized on pages 42 through 44 of the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 9, 2012 (the “Proxy Statement”), which description is incorporated by reference herein. This description of the Plan is qualified in its entirety by reference to the actual terms of the Plan, as amended, which are set forth in Appendix A to the Proxy Statement.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The annual meeting of shareowners of the Company was held on April 25, 2012.

(b) The shareowners elected all of the Company’s nominees for director; ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year 2012; approved the advisory resolution to approve executive compensation; approved the amendment to the GE 2007 Long-Term Incentive Plan to increase the number of authorized shares; and approved the material terms of senior officer performance goals. The shareowners did not approve any of the shareowner proposals, which are listed below.

A.	Election of Directors:

	Shares For	Shares Against	Shares Abstain	Non-Votes
W. Geoffrey Beattie	5,968,905,106	163,689,678	105,940,708	2,108,371,635
James I. Cash, Jr.	5,944,890,277	189,902,050	103,743,165	2,108,371,635
Ann M. Fudge	5,980,048,187	157,171,229	101,316,076	2,108,371,635
Susan Hockfield	6,023,088,841	114,721,388	100,725,263	2,108,371,635
Jeffrey R. Immelt	5,804,712,288	330,679,285	103,143,919	2,108,371,635
Andrea Jung	5,834,649,327	293,392,449	110,493,716	2,108,371,635
Alan G. (A.G.) Lafley	6,025,394,063	110,108,997	103,032,432	2,108,371,635
Robert W. Lane	6,002,494,091	132,612,694	103,428,707	2,108,371,635
Ralph S. Larsen	5,989,625,055	144,036,060	104,874,377	2,108,371,635
Rochelle B. Lazarus	5,626,534,846	509,938,690	102,061,956	2,108,371,635
James J. Mulva	6,029,710,733	104,651,895	104,172,864	2,108,371,635
Sam Nunn	5,925,075,773	212,730,657	100,729,062	2,108,371,635
Roger S. Penske	5,419,074,525	718,602,841	100,858,126	2,108,371,635
Robert J. Swieringa	6,018,317,208	113,605,764	106,612,520	2,108,371,635
James S. Tisch	5,475,004,374	659,586,532	103,944,586	2,108,371,635
Douglas A. Warner III	5,931,645,701	201,995,974	104,893,817	2,108,371,635

B.	Ratification of Selection of Independent Registered Public Accounting Firm:

For	7,879,066,199
Against	202,777,437
Abstain	265,063,491

C.	Advisory Resolution to Approve Executive Compensation:

For	5,674,295,274
Against	456,878,236
Abstain	134,361,982
Non-Votes	2,108,371,635

D.	Approval of an Amendment to the GE 2007 Long-Term Incentive Plan to Increase the Number of Authorized Shares:

For	5,699,172,513
Against	420,230,932
Abstain	119,132,047
Non-Votes	2,108,371,635

(2)

E.	Approval of the Material Terms of Senior Officer Performance Goals:

For	5,670,050,872
Against	438,435,603
Abstain	130,049,017
Non-Votes	2,108,371,635

1.	Shareowner Proposal: Cumulative Voting:

For	1,634,688,410
Against	4,481,348,359
Abstain	122,498,723
Non-Votes	2,108,371,635

2.	Shareowner Proposal: Nuclear Activities:

For	139,867,058
Against	5,665,681,965
Abstain	432,986,469
Non-Votes	2,108,371,635

3.	Shareowner Proposal: Independent Board Chairman:

For	1,350,967,952
Against	4,676,195,494
Abstain	211,372,046
Non-Votes	2,108,371,635

4.	Shareowner Proposal: Shareowner Action by Written Consent:

For	2,928,237,643
Against	3,223,338,896
Abstain	86,958,953
Non-Votes	2,108,371,635

(3)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

Date: April 30, 2012	/s/ Jamie S. Miller
Jamie S. Miller
Vice President and Controller

(4)